UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

National Municipal Income Fund

(NYSE: AFB)

April 30, 2014

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 12, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein National Municipal Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2014. The Fund is a closed-end fund and its shares are listed and traded on the New York Stock Exchange.

Investment Objectives and Policies

This closed-end fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by AllianceBernstein L.P., (the “Adviser”). The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risk” on pages 4-5 and “Note G—Risks Involved in Investing in the Fund” of

the Notes to Financial Statements on pages 32-34.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2014.

The Fund outperformed its benchmark for both the six- and 12-month periods. For the six-month period, security selection contributed in the transportation, industrial and education sectors, while an overweight in the special tax sector and underweight in the health care sector detracted. For the 12-month period, security selection in the health care, industrial and power sectors contributed to returns, while an overweight in the special tax sector and security selection in the special tax, state general obligation and pre-refunded sectors detracted.

Leverage was beneficial to the Fund’s income, over both periods, since the cost of leverage remained below the average earnings on the Fund’s investments for the period. However, leverage, achieved through the usage of both auction rate preferred stock and tender option bonds (“TOBs”), detracted from the Fund’s total return for the 12-month period, as it increased the Fund’s overall interest rate sensitivity, and interest rates generally rose. For the six-month period, leverage was beneficial to the Fund’s income and total return since interest rates generally declined. The Fund did not use derivatives during the six- or 12-month periods.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	1

Market Review and Investment Strategy

For the 12-month period ended April 30, 2014, yields rose with longer- term yields rising more than short-term yields. The increase in yields generally happened in 2013 as bond investors adjusted their expectations in the wake of the Federal Reserve’s comments on “tapering” bond purchases. In the first few months of 2014, yields retraced part of the increase and long-term yields declined relative to intermediate- and short-term yields.

The Fund continued to be underweight long-maturity, high-grade, callable bonds. Historically, when yields fall, the performance of these bonds is capped as the bonds trade to their call date; when yields rise they trade to their maturity date, resulting in underperformance versus comparable duration intermediates. Furthermore, given the steep municipal yield curve “rolldown” (bond price appreciation due to passage of time) has enabled investors in intermediate bonds to potentially realize comparable returns to longer-maturity bonds without increasing interest rate risk. This positioning benefited performance over the 12-month period as long-maturity bonds underperformed, but detracted over the six-month period when the opposite occurred.

To the extent possible, the Municipal Bond Investment Team (the “Team”) also positioned the Fund with an overweight to bonds with greater credit spreads like single-A and triple-B rated bonds, as the Team expected credit spreads to narrow. As a result, the widening of credit spreads during 2013 detracted from the performance of the Fund. In 2014, credit spreads have narrowed which has helped the performance of the Fund.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2014, 12.78% of the Fund’s total municipal bond investments were in insured bonds and 1.45% of total municipal bond investments were in pre-refunded/escrowed to maturity bonds. The Team believes that downgrades of insurance company ratings, or insurance company insolvencies present limited risk to the Fund.

Since February 2008, auctions of the Preferred Shares have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed

2	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

auctions did not lower the credit quality of the Preferred Shares, but rather meant that a holder was unable to sell the Preferred Shares in the auctions, so that there was a loss of liquidity for the holders of the Preferred Shares. When an auction fails, the Preferred Shares pay interest on a formula-based maximum rate based on AA-commercial paper and short-term municipal bond rates. This interest rate has been and remains generally economical versus the earnings of the Fund’s investments. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase to a commensurate extent, the Fund’s net investment returns may decline. The Team continues to explore other liquidity and leverage options, including TOBs, which it has used in the past; this may result in Preferred Shares being redeemed in the future. The Fund is not required to redeem any Preferred Shares, and the Team expects to continue to rely on the Preferred Shares for a portion of the Fund’s leverage exposure.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	3

DISCLOSURES AND RISKS

AllianceBernstein National Municipal Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAVs and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 46.

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Leverage Risks: The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including TOBs, either in combination with, or in lieu of, the Auction Preferred Stock. The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Auction Rate Preferred Stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Fund by increasing taxes on that

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

income. In such event, the Fund’s NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable bonds.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2014 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein National Municipal Income Fund (NAV)	7.09%	0.63%

Barclays Municipal Bond Index	4.08%	0.50%

The Fund’s market price per share on April 30, 2014, was $13.79. The Fund’s NAV price per share on April 30, 2014, was $14.22. For additional Financial Highlights, please see page 36.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

6	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $408.6

*	All data are as of April 30, 2014. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 167.2%
Long-Term Municipal Bonds – 167.2%
Alabama – 2.0%
Alabama Pub Sch & Clg Auth Series 2009A 5.00%, 5/01/19 (Pre-refunded/ETM)	$3,000	$3,548,850
Jefferson Cnty AL LT Sch Wts Series 2004A 5.25%, 1/01/18-1/01/23	3,100	3,105,820
Montgomery AL BMC Spl Care (Baptist Health Montgomery) Series 2004C 5.125%, 11/15/24	1,500	1,509,885

		8,164,555

Alaska – 1.1%
Alaska Intl Arpt NATL Series 2003B 5.00%, 10/01/26	2,000	2,005,560
Four Dam Pool AK Elec Series 2004A 5.00%, 7/01/14 (Pre-refunded/ETM)	1,035	1,042,721
5.25%, 7/01/14 (Pre-refunded/ETM)	1,385	1,395,872

		4,444,153

Arizona – 1.5%
Phoenix AZ Civic Impt Corp. NATL Series 04 5.00%, 7/01/14 (Pre-refunded/ETM)	1,250	1,259,425
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/22-12/01/23	4,150	4,744,557

		6,003,982

California – 26.7%
Bay Area Toll Auth CA Series 2013S 5.00%, 4/01/32	5,720	6,366,818
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	4,860	5,744,957
California GO 5.00%, 11/01/30-2/01/33	6,065	6,833,091
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/37-11/21/45(a)	7,370	7,354,413

8	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chula Vista CA IDR (San Diego Gas & Elec Co.) Series 1996A 5.30%, 7/01/21	$4,000	$4,090,320
Grossmont-Cuyamaca CCD CA GO AGC 5.00%, 8/01/22-8/01/23(b)	4,480	5,120,007
La Quinta CA Fin Auth (La Quinta CA Local Agy Pool) AMBAC Series 2004A 5.25%, 9/01/24	2,000	2,020,300
Los Angeles CA CCD GO Series 2008F-1 5.00%, 8/01/28	5,800	6,597,268
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	5,700	6,558,306
Los Angeles CA Dept W&P Pwr Series 2013A 5.00%, 7/01/30	6,255	7,105,180
Series 2013B 5.00%, 7/01/30	10,000	11,426,900
Los Angeles CA Dept W&P Wtr Series 2013B 5.00%, 7/01/32	3,840	4,371,571
Los Angeles Cnty CA MTA Sales Tax Series 2013B 5.00%, 7/01/34	1,770	1,982,258
San Bernardino Cnty CA COP Series 2009A 5.25%, 8/01/26	1,455	1,555,701
San Bernardino County Transportation Authority 5.00%, 3/01/32-3/01/34(b)	11,340	12,954,986
Univ of California Series 2012G 5.00%, 5/15/31	7,000	7,833,210
Series 2013A 5.00%, 5/15/30-5/15/32	9,855	11,188,843

		109,104,129

Colorado – 6.3%
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	2,425	2,530,670
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	2,560	2,564,762

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Denver City & Cnty CO Arpt (Denver Intl Airport) Series 2013B 5.25%, 11/15/31	$6,680	$7,568,039
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/25	6,865	7,157,106
Northwest Met Dist #3 CO 6.125%, 12/01/25	1,000	846,430
Park Creek Met Dist CO Series 05 5.25%, 12/01/25	3,000	3,097,830
5.50%, 12/01/30	890	914,635
Todd Creek Farms Met Dist #1 CO 6.125%, 12/01/19(c)	1,180	590,000
6.125%, 12/01/22(c)(d)	1,970	492,500

		25,761,972

Connecticut – 8.7%
Connecticut GO Series 2013C 5.00%, 7/15/27	7,165	8,339,988
Series 2013E 5.00%, 8/15/29	4,800	5,513,520
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) 5.00%, 1/01/29	13,855	15,828,229
Series 2011A 5.00%, 12/01/28	5,000	5,683,650

		35,365,387

District of Columbia – 1.4%
District of Columbia GO Series 2013A 5.00%, 6/01/29	5,000	5,724,900

Florida – 6.6%
Florida HFC MFHR (Westlake Apts) AGM Series 2002-D1 5.40%, 3/01/42	8,780	8,782,810
Florida Ports Fin Commn (Florida St Trnsp Trust Fund) Series 2011A 5.00%, 10/01/25-10/01/27	4,205	4,824,282
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	4,000	4,114,040

10	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	$1,810	$1,814,724
Orlando FL Tourist Dev Tax Series 2014A 5.25%, 11/01/33(e)	5,620	6,326,884
Univ of Central FL COP NATL Series 2004A 5.125%, 10/01/24	1,325	1,329,730

		27,192,470

Georgia – 1.3%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2014B 5.00%, 1/01/31-1/01/32	4,675	5,223,373

Hawaii – 1.3%
Hawaii Arpts Sys Series 2010A 5.00%, 7/01/34	5,000	5,253,450

Illinois – 9.2%
Chicago IL O’Hare Intl Arpt (O’hare Intl Arpt) XLCA
Series 2003B-1 5.25%, 1/01/34	4,860	4,870,546
Chicago IL Wtr 5.00%, 11/01/26	2,000	2,154,680
Cook Cnty IL HSD #29 GO AGM Series 04 5.00%, 12/01/20	2,000	2,079,640
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,511	2,446,417
Illinois Finance Auth (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	1,250	1,186,988
Illinois Toll Highway Auth Series 2013A 5.00%, 1/01/31-1/01/32	10,145	11,038,220
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	1,651	1,636,224
Univ of Illinois AGM 5.25%, 10/01/26(b)	10,800	12,204,864

		37,617,579

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 0.5%
Hendricks Cnty IN GO Series 04 5.50%, 7/15/14 (Pre-refunded/ETM)	$2,150	$2,172,339

Kentucky – 1.4%
Kentucky Turnpike Auth (Kentucky Turnpike Auth Spl Tax) Series 2013A 5.00%, 7/01/29	5,000	5,709,200

Louisiana – 4.3%
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	4,270	4,453,994
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	535	574,360
New Orleans LA GO NATL 5.00%, 3/01/18	2,285	2,360,382
5.25%, 12/01/20	1,000	1,063,850
NATL Series 05 5.00%, 12/01/29	2,700	2,783,538
RADIAN Series 2007A 5.00%, 12/01/22	5,875	6,239,368

		17,475,492

Massachusetts – 6.7%
Massachusetts Dev Fin Agy (Olin College) Series 2013E
5.00%, 11/01/38	5,000	5,383,350
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2011B 5.00%, 10/15/32	13,000	14,566,370
Series 2012B 5.00%, 8/15/28-8/15/30	6,345	7,274,581

		27,224,301

Michigan – 8.6%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/26-5/01/27	6,045	6,375,789
Detroit MI Swr Disp NATL 5.25%, 7/01/22	5,000	5,028,500

12	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Detroit Renewable Pwr Proj) 8.50%, 12/01/30(a)	$4,000	$3,961,080
Plymouth MI Ed Ctr Charter Sch 5.125%, 11/01/23	2,140	1,975,370
Wayne State Univ MI Series 2009A 5.00%, 11/15/29	16,500	17,708,295

		35,049,034

Minnesota – 0.3%
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 2004 5.10%, 9/01/25	1,200	1,205,376

Mississippi – 1.0%
Gulfport MS Hosp Fin Auth (Memorial Hosp At Gulfport) Series 2001A 5.75%, 7/01/31	4,000	4,008,360

Missouri – 0.5%
Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 2008C 5.00%, 4/01/28	2,000	2,188,020

New Hampshire – 0.2%
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	820	824,977

New Jersey – 4.5%
Morris-Union NJ Jt Comm COP RADIAN 5.00%, 5/01/14 (Pre-refunded/ETM)	5,095	5,145,950
New Jersey EDA Series 2005O 5.25%, 3/01/15 (Pre-refunded/ETM)	500	520,815
New Jersey Turnpike Auth (New Jersey Turnpike)
Series 2012B
5.00%, 1/01/29	6,500	7,273,890
Series 2013A
5.00%, 1/01/31	5,000	5,513,000

		18,453,655

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 27.9%
Metropolitan Trnsp Auth NY
Series 2012D
5.00%, 11/15/29	$4,000	$4,423,520
Series 2012F
5.00%, 11/15/27	1,575	1,765,134
Series 2013A
5.00%, 11/15/29	1,830	2,033,405
Series 2013C
5.00%, 11/15/32	1,000	1,091,770
Series 2014B
5.25%, 11/15/34	4,000	4,469,240
New York NY GO
Series 2004G
5.00%, 12/01/23	845	867,046
Series 2006J
5.00%, 6/01/16 (Pre-refunded/ETM)	1,155	1,265,291
Series 2010E
5.00%, 8/01/28	1,690	1,885,009
Series 2012B
5.00%, 8/01/30	5,070	5,656,092
Series 2012I
5.00%, 8/01/28	8,780	9,875,568
New York NY GO (New York NY GO)
Series 2006J
5.00%, 6/01/22	5	5,436
New York NY Mun Wtr Fin Auth
5.00%, 6/15/26	5,000	5,739,400
Series 2013D
5.00%, 6/15/34	3,600	3,979,584
New York NY Trnsl Fin Auth
5.00%, 5/01/17 (Pre-refunded/ETM)	370	418,037
5.00%, 11/01/24	7,025	7,815,172
New York St Dormitory Auth (New York St Pers Income Tax)
5.00%, 3/15/26(b)	7,000	7,915,670
Series 2012B
5.00%, 3/15/32	7,600	8,410,236
Series 2012D
5.00%, 2/15/29	8,000	8,984,160
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth)
5.00%, 6/15/24-6/15/27(b)	7,000	7,947,870
5.00%, 6/15/27	5,000	5,770,850

14	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port Authority of NY & NJ
Series 20131
5.00%, 12/01/32	$4,400	$4,798,112
Triborough Brdg & Tunl Auth NY Series 2011A 5.00%, 1/01/26	10,000	11,506,100
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) Series 2007A 6.00%, 9/15/27	1,775	1,515,158
Utility Debt Securitization Auth NY Series 2013T 5.00%, 12/15/30	5,000	5,793,250

		113,931,110

North Carolina – 1.0%
Charlotte NC Arpt (Charlotte Douglas Intl Arpt) NATL Series 2004A 5.25%, 7/01/24	2,895	2,912,601
Iredell Cnty NC COP (Iredell Cnty Sch Proj) AGM 5.25%, 6/01/22	1,080	1,223,381

		4,135,982

Ohio – 0.7%
Central OH Solid Wst Auth 5.00%, 6/01/22 (Pre-refunded/ETM)	355	433,725
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 2004A 7.125%, 8/01/25(c)	1,840	1,392,328
Summit Cnty OH Port Auth
5.00%, 12/01/25	1,000	1,119,670

		2,945,723

Oregon – 2.6%
Forest Grove OR (Pacific Univ) RADIAN Series 2005A 5.00%, 5/01/28	4,760	4,901,039
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2011A 5.25%, 4/01/25	5,000	5,887,800

		10,788,839

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 4.1%
Allegheny Cnty PA IDA (Residential Resources, Inc.) 5.00%, 9/01/21	$500	$505,545
Delaware Riv Port Auth PA & NJ
5.00%, 1/01/26	1,700	1,824,542
Montgomery Cnty PA IDA (New Regional Medical Ctr)
5.25%, 8/01/33	3,495	3,845,234
Pennsylvania Hgr Ed Fac Auth (Univ of Pennsylvania)
5.00%, 9/01/28	1,500	1,696,440
Pennsylvania Turnpike Comm Series 2014A
5.00%, 12/01/31-12/01/33	6,355	7,036,519
Philadelphia PA IDA (Leadership Learning Partners) Series 2005A 5.25%, 7/01/24(c)	1,150	896,321
Wilkes-Barre PA Fin Auth (Wilkes Univ Proj) 5.00%, 3/01/22	990	1,034,679

		16,839,280

Puerto Rico – 1.4%
Puerto Rico GO Series 2006A 5.25%, 7/01/23	2,625	1,989,593
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/15	1,000	945,140
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007N 5.50%, 7/01/22	3,370	2,603,392

		5,538,125

Rhode Island – 1.4%
Rhode Island Hlth & Ed Bldg Corp. (Times 2 Academy RI) Series 04 5.00%, 12/15/24	5,845	5,878,959

South Carolina – 3.5%
Charleston SC Edl Excellence Fin Corp. 5.25%, 12/01/15 (Pre-refunded/ETM)	2,000	2,155,820
Dorchester Cnty SC SD #2 Lease AGC 5.00%, 12/01/29	1,600	1,714,736

16	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Newberry Inv In Children SC (Newberry Cnty SC SD Lease) AGC Series 05 5.00%, 12/01/27	$5,450	$5,692,253
South Carolina Pub Svc Auth Series 2012A 5.00%, 12/01/27	4,265	4,848,153

		14,410,962

Tennessee – 0.6%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 2006C 5.00%, 9/01/22	1,760	1,825,877
5.25%, 9/01/26	725	749,744

		2,575,621

Texas – 23.2%
Alvin TX ISD GO Series 2009B 5.00%, 2/15/28	960	1,046,611
Austin TX Wtr & Wstwtr Sys Series 2013A 5.00%, 11/15/28-11/15/29	8,075	9,257,467
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	480	486,254
Dallas TX ISD GO 6.00%, 2/15/28	2,500	2,911,625
Dripping Springs TX ISD GO 5.125%, 2/15/28	5,715	6,212,834
Fort Bend TX ISD GO Series 2009 5.00%, 2/15/27	7,560	8,785,023
Frisco TX GO NATL 5.00%, 2/15/16 (Pre-refunded/ETM)	3,220	3,485,714
Harris Cnty TX Met Trnsp Auth Series 2011A 5.00%, 11/01/26	4,000	4,561,800
Houston TX Util Sys Series 2011D 5.00%, 11/15/25-11/15/26	8,500	9,798,330
Lewisville TX Spl AD #2 ACA Series 05 6.00%, 10/01/25	1,100	1,134,298

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Seguin Hgr Ed Fac Corp. TX Series 04 5.25%, 9/01/14 (Pre-refunded/ETM)	$2,250	$2,286,945
Texas GO Series 2005A 5.00%, 4/01/28	8,000	8,289,120
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Proj Segment#3) 6.75%, 6/30/43	3,000	3,399,090
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,720	1,965,152
Texas Trnsp Comm 5.00%, 4/01/23(b)	20,600	23,079,828
Univ of Texas Series 2009A 5.25%, 8/15/22	6,825	7,940,000

		94,640,091

Virginia – 1.5%
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/28	5,340	6,109,174

Washington – 3.9%
Energy Northwest WA (Bonneville Power Admin) Series 2011A 5.00%, 7/01/23	5,250	6,157,463
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.125%, 6/01/28	5,200	5,649,904
Series 2009 5.00%, 6/01/27	3,885	4,217,517

		16,024,884

Wisconsin – 1.3%
Wisconsin GO Series 20033 5.00%, 11/01/26	1,465	1,467,666
Wisconsin Hsg & Econ Dev Auth SFMR (Wisconsin Hsg & Econ Dev Auth) NATL Series 2002A 5.60%, 5/01/33	3,975	3,977,147

		5,444,813

Total Long-Term Municipal Bonds (cost $652,285,094)		683,430,267

18	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(f) (cost $8,877,070)	8,877,070	$8,877,070

Total Investments – 169.4% (cost $661,162,164)		692,307,337
Other assets less liabilities – (10.1)%		(41,463,137)
Preferred Shares at liquidation value – (59.3)%		(242,225,000)

Net Assets Applicable to Common Shareholders – 100.0%(g)		$408,619,200

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate market value of these securities amounted to $11,315,493 or 2.8% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

(e)	When-Issued or delayed delivery security.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of April 30, 2014, the Fund held 21.4% of net assets in insured bonds (of this amount 11.3% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AD – Assessment District

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BMC – Baptist Medical Center

CCD – Community College District

CDA – Community Development Authority

CDD – Community Development District

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GO – General Obligation

HFC – Housing Finance Corporation

HSD – High School District

IDA – Industrial Development Authority/Agency

IDR – Industrial Development Revenue Bond

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

MTA – Metropolitan Transportation Authority

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	19

Portfolio of Investments

NATL – National Interstate Corporation

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $652,285,094)	$683,430,267
Affiliated issuers (cost $8,877,070)	8,877,070
Interest and dividends receivable	9,766,386
Receivable for investment securities sold	400,000

Total assets	702,473,723

Liabilities
Payable for floating rate notes issued*	42,770,000
Payable for investment securities purchased	6,238,200
Dividends payable	2,095,506
Advisory fee payable	292,668
Dividends payable—preferred shares	5,401
Accrued expenses	227,748

Total liabilities	51,629,523

Preferred Shares, at Liquidation Value
Preferred shares, $.001 par value per share; 11,400 shares authorized, 9,689 shares issued and outstanding at $25,000 per share liquidation preference	$242,225,000

Net Assets Applicable to Common Shareholders	$408,619,200

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,998,600 shares authorized, 28,744,936 shares issued and outstanding	$28,745
Additional paid-in capital	408,223,487
Distributions in excess of net investment income	(165,883)
Accumulated net realized loss on investment transactions	(30,612,322)
Net unrealized appreciation on investments	31,145,173

Net Assets Applicable to Common Shareholders	$408,619,200

Net Asset Value Applicable to Common Shareholders (based on 28,744,936 common shares outstanding)	$14.22

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	21

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2014 (unaudited)

Investment Income
Interest	$14,522,606
Dividends—Affiliated issuers	3,001	$14,525,607

Expenses
Advisory fee (see Note B)	1,739,733
Preferred Shares-auction agent’s fees	73,242
Custodian	75,116
Directors’ fees and expenses	29,214
Audit	26,090
Printing	23,092
Registration fees	12,488
Legal	11,740
Transfer agency	5,822
Miscellaneous	40,584

Total expenses before interest expense and fees	2,037,121
Interest expense and fees	153,151

Total expenses		2,190,272

Net investment income		12,335,335

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(5,680,828)
Net change in unrealized appreciation/depreciation of investments		19,879,843

Net gain on investment transactions		14,199,015

Dividends to Preferred Shareholders from
Net investment income		(117,029)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$26,417,321

See notes to financial statements.

22	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31, 2013
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$12,335,335		$23,504,169
Net realized loss on investment transactions	(5,680,828)		(10,905,598)
Net change in unrealized appreciation/depreciation of investments	19,879,843		(29,716,026)
Dividends to Preferred Shareholders from:
Net investment income	(117,029)		(443,251)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	26,417,321		(17,560,706)
Dividends to Common Shareholders from:
Net investment income	(12,573,035)		(25,670,210)
Common Stock Transactions:
Reinvestment of dividends resulting in the issuance of common stock	– 0	–	256,765

Total increase (decrease)	13,844,286		(42,974,151)
Net Assets Applicable to Common Shareholders:
Beginning of period	394,774,914		437,749,065

End of period (including distributions in excess of net investment income of ($165,883) and undistributed net investment income of $188,846, respectively)	$408,619,200		$394,774,914

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	23

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may

24	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	25

Notes to Financial Statements

Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$663,414,432		$20,015,835		$683,430,267
Short-Term Investments		8,877,070		– 0	–	– 0	–	8,877,070

Total Investments in Securities		8,877,070		663,414,432		20,015,835		692,307,337
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$8,877,070		$663,414,432		$20,015,835		$692,307,337

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

26	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/13	$23,128,578		$23,128,578
Accrued discounts/(premiums)	(10,302)		(10,302)
Realized gain (loss)	(4,250,000)		(4,250,000)
Change in unrealized appreciation/depreciation	1,767,642		1,767,642
Purchases	374,917		374,917
Sales	(995,000)		(995,000)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/14	$20,015,835		$20,015,835

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$417,232		$417,232

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at April 30, 2014:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$20,015,835	Third Party Vendor	Evaluated Quotes	$25-$122.18/ $92.71

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	27

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

28	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.55% of the Fund’s average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2014, there was no reimbursement paid to ABIS.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2014 (000)	Dividend Income (000)
$ 4,862	$70,141	$66,126	$8,877	$3

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$94,214,342		$93,875,377
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$37,510,220
Gross unrealized depreciation	(6,365,047)

Net unrealized appreciation	$31,145,173

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	29

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended April 30, 2014.

NOTE D

Common Stock

There are 28,744,936 shares of common stock outstanding at April 30, 2014. During the six months ended April 30, 2014, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan. During the year ended October 31, 2013, the Fund issued 16,791 shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Preferred Shares

The Fund has 11,400 shares authorized and 9,689 shares issued and outstanding of auction preferred stock (the “Preferred Shares”), consisting of 2,677 shares each of Series M, Series W and Series TH, and also 1,658 shares of Series T. The Preferred Shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Preferred Shares may change every 7 days as set by the auction agent for Series M, T, W and TH. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the Preferred Shares, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on Series M is 0.20% effective through May 5, 2014, Series T is 0.20% effective through May 6, 2014, Series W is 0.20% effective through May 7, 2014 and Series TH is 0.20% effective through May 1, 2014.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Fund is not required to redeem any of its Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the Preferred Shares.

The preferred shareholders, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

30	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$7,944	$33,442
Tax-exempt income	25,662,266	26,667,009

Total distributions paid	$25,670,210	$26,700,451

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$192,544
Accumulated capital and other losses	(24,604,124	)(a)
Unrealized appreciation/(depreciation)	10,937,960	(b)

Total accumulated earnings/(deficit)	$(13,473,620	)(c)

(a)	On October 31, 2013, the Fund had a net capital loss carryforward of $24,604,124.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2013, the Fund had a net capital loss carryforward of $24,604,124 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$979,235	n/a	2017
5,292,453	n/a	2018
4,345,107	n/a	2019
4,657,559	$9,329,770	No expiration

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	31

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its common stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the net asset value and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage,

32	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding Preferred Shares results in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the Preferred Shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to common stockholders.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	33

Notes to Financial Statements

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2014, the amount of the Fund’s Floating Rate Notes outstanding was $42,770,000 and the related interest rate was 0.13% to 0.24%.

34	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing. For the six months ended April 30, 2014, the Fund did not engage in such transactions.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012	2011	2010	2009

Net asset value, beginning of period	$ 13.73		$ 15.24		$ 14.26	$ 14.44	$ 13.68	$ 11.76

Income From Investment Operations
Net investment income(a)	.43		.82		.95	1.04	1.07	1.08	(b)
Net realized and unrealized gain (loss) on investment transactions	.50		(1.42)		.98	(.26)	.65	1.79
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.00	)(c)	(.02)		(.02)	(.03)	(.03)	(.08)

Net increase (decrease) in net asset value from operations	.93		(.62)		1.91	.75	1.69	2.79

Less: Dividends to Common Shareholders from
Net investment income	(.44)		(.89)		(.93)	(.93)	(.93)	(.87)

Net asset value, end of period	$ 14.22		$ 13.73		$ 15.24	$ 14.26	$ 14.44	$ 13.68

Market value, end of period	$ 13.79		$ 12.95		$ 16.16	$ 13.92	$ 14.38	$ 13.60

Premium/(Discount), end of period	(3.02)%		(5.68)%		6.04%	(2.38)%	(.42)%	(.58)%
Total Return
Total investment return based on:(d)
Market value	10.11%		(14.62	) %	23.57%	3.82%	12.99%	33.78%
Net asset value	7.09%		(4.01	) %	13.76%	5.91%	12.80%	25.30%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$408,619		$394,775		$437,749	$409,195	$414,474	$392,158
Preferred Shares, at liquidation value ($25,000 per share) (000’s omitted)	$242,225		$242,225		$242,225	$242,225	$242,225	$242,225
Ratio to average net assets applicable to common shareholders of:
Expenses, net of waivers(e)(f)	1.12	%^	1.11%		1.10%	1.13%	1.13%	1.29%
Expenses, before waivers(e)(f)	1.12	%^	1.11%		1.10%	1.13%	1.13%	1.31%
Net investment income, before Preferred Shares dividends(e)	6.29	%^	5.63%		6.42%	7.63%	7.65%	8.74	%(b)
Preferred Shares dividends	.06%		.11%		.14%	.20%	.24%	.62%
Net investment income, net of Preferred Shares dividends	6.23%		5.52%		6.28%	7.43%	7.41%	8.12	%(b)
Portfolio turnover rate	15%		41%		28%	10%	7%	7%
Asset coverage ratio	269%		263%		281%	269%	271%	262%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Adviser.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013	2012	2011	2010	2009
Net of waivers	1.04	%^	1.02%	1.00%	1.04%	1.03%	1.15%
Before waivers	1.04	%^	1.02%	1.00%	1.04%	1.03%	1.17%

^	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	37

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

38	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	39

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein National Municipal Income Fund, Inc. (“the Fund”) was held on March 27, 2014. A description of the proposals and number of shares voted at the Meeting are as follows:

1.	To elect three Directors for a term of three years and until his successor is duly elected and qualifies.

Class Two (term expires 2017)

2.	To elect two Preferred Directors for a term of two years and until his successor is duly elected and qualifies.

Class One (term expires 2016)

	Voted for	Authority Withheld
Class Two (term expires 2017)
Common Shares:
William H. Foulk, Jr.	25,373,871	754,397
D. James Guzy	25,419,368	708,900
Robert M. Keith	25,561,766	566,502

Class One (term expires 2016)
Preferred Shares:
John H. Dobkin	4,752	185
Michael J. Downey	4,752	185

40	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Results of Stockholders Meeting

BOARD OF DIRECTORS

Marshall C. Turner, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.,(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III,(2)

Senior Vice President

Douglas J. Peebles,
Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent,

Transfer Agent and Registrar

The Bank of New York

101 Barclay Street - 7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert “Guy” B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 30, 2014, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	41

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to

42	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that to date the Adviser had not requested such reimbursements from the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	43

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2013 and (in the case of comparisons with the Index) the period since inception (January 2002 inception). The directors noted that the Fund was in the 2nd quintile of the Performance Group for the 1-year period (although it lagged its benchmark by 2.5% during that period), in the 4th quintile of the Performance Group for the 3- and 10-year periods, and in the 5th quintile of the Performance Group for the 5-year period. The Fund outperformed the Index in all periods except in the 1-year period. The directors also noted that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review, the directors concluded that the Fund’s performance over time was acceptable.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Adviser advises several open-end funds that invest in municipal securities similar to those the Fund invests in at fee rates that are lower than the fee rate charged to the Fund, and that such rates reflect fee reductions agreed to by the Adviser in connection with the settlement of the market timing matter with the New York Attorney General in December 2003.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in fixed income municipal securities. The Adviser reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to

44	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual advisory fee rate of 55 basis points was lower than the Expense Group and the Expense Universe medians. The directors noted that Lipper calculates the fee rate based on the Fund’s net assets attributable to common stockholders, whereas the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock). The advisory fee rate and expense ratio information in this section is based on common and leveraged assets. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized by the Adviser.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	45

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund’s NYSE trading symbol is “AFB”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All Distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

46	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	47

AllianceBernstein Family of Funds

NOTES

48	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	49

NOTES

50	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	51

NOTES

52	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ABNMIF-0152-0414

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 23, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 23, 2014